FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) dated the 17th day of February, 2012, by and between the parties listed on Exhibit A attached hereto and made a part hereof (individually and collectively, “Seller”) and SOUTHSTAR DEVELOPMENT PARTNERS, INC. (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement having an Effective Date of October 12, 2011 (“Original Agreement”), as amended by First Amendment to Purchase and Sale Agreement having an effective date of October 31, 2011 (“First Amendment”) and Second Amendment to Purchase and Sale Agreement having an effective date of November 14, 2011 (“Second Amendment”), Third Amendment to Purchase and Sale Agreement having an effective date of December 1, 2011 (“Third Amendment”), Fourth Amendment to Purchase and Sale Agreement having an effective date of December 16, 2011 (“Fourth Amendment”), and various extensions of the Closing Date (“Extensions”). The Original Agreement as modified by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Extensions are collectively referred to as the “Agreement”; and

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties intending to be legally bound, hereby agree as follows:

1.                  The recitations heretofore set forth are true and correct and are incorporated herein by this reference.

2.                  The Agreement as amended by this Amendment remains in full force and effect. To the extent of any inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall supersede and control to the extent of such inconsistency. Terms not otherwise defined herein shall have the meaning set forth in the Agreement.

3.                  The definition of “Closing Date” is hereby deleted in its entirety and the following inserted in lieu thereof:

“Closing Date” shall mean April 30, 2012, without any further extensions permitted.

4.                  The Buyer and Seller agrees that the legal descriptions of the Land shall mean all real property owned by Seller in the communities set forth on Exhibit C to the Original Agreement other than the Excluded Property. On or before February 24, 2012, the Buyer shall submit the legal descriptions for the Land to Seller for Seller’s reasonable approval. In the event the Buyer does not timely provide the legal descriptions and obtain Seller’s approval, then the Seller shall have the right to provide the legal descriptions to Buyer for its reasonable approval. The legal descriptions of the Land shall (as approved as set forth above less any Excluded Property) be deemed to be attached to the Agreement as Exhibit N. The approvals required in this paragraph shall not be unreasonably withheld, delayed or denied.

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5.                  The “Purchase Price” is amended to mean Twenty Nine Million Dollars ($29,000,000.00).

6.                  Exhibit C to the Original Agreement is replaced with Schedule 1 attached hereto and made a part hereof, which Schedule 1 shall now be Exhibit C to the Original Agreement.

7.                  Simultaneous with the execution of this Amendment, the Buyer shall deliver non-refundable funds in the amount of Four Million Dollars ($4,000,000.00) (“Extension Deposit”) to Escrow Agent. Upon payment of the Extension Deposit, the total Deposit shall be the non-refundable amount of $4,500,000.00.

8.                  Buyer acknowledges that there are no preconditions to close on April 30, 2012, including, but not limited to, any objections to title, survey, the physical condition of the Property, and any environmental remediation plan that would allow the Buyer to terminate the Agreement. The Buyer accepts and approves the Seller’s remediation plan for the Vintage Oaks Property attached hereto as Schedule 2.

9.                  The legal description of area of the Easement and the legal description of the Specified Area are shown on Schedule 3 attached hereto and made a part hereof.

10.              This Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed an original and all of which shall be deemed one and the same instrument. Facsimile transmission signatures of this Amendment shall be deemed to be original signatures.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

SELLER:

See Exhibit A attached hereto and made a part hereof

BUYER:

SOUTHSTAR DEVELOPMENT PARTNERS, INC., a Florida corporation

By:	/s/
Name:
Title:
Date:

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EXHIBIT A

SELLER

BLUEGREEN SOUTHWEST ONE, L.P.

By:	/s/
Name:
Title:
Date:

BLUEGREEN COMMUNITIES OF TEXAS, L.P.

By:	/s/
Name:
Title:
Date:

BRIDGES GOLF PRIVATE CLUB, INC.

By:	/s/
Name:
Title:
Date:

THE BRIDGES CLUB MANAGEMENT, LLC

By:	/s/
Name:
Title:
Date:

BLUEGREEN COMMUNITIES OF GEORGIA, LLC

By:	/s/
Name:
Title:
Date:

BLUEGREEN GOLF CLUBS, INC.

By:	/s/
Name:
Title:
Date:

JORDAN LAKE PRESERVE CORPORATION

By:	/s/
Name:
Title:
Date: